                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Forest City Enterprises, Inc., an Ohio corporation, hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S-3 relating to the registration for sale of the debt and/or equity securities of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 13 day of March 2002.



/s/ Albert B. Ratner                             /s/ Brian J. Ratner
--------------------------------------------     ----------------------------------------
Albert B. Ratner                                 Brian J. Ratner
Co-Chairman of the Board and Director            Executive Vice President and Director


/s/ Samuel H. Miller                             /s/ Deborah Ratner Salzberg
--------------------------------------------     ----------------------------------------
Samuel H. Miller                                 Deborah Ratner Salzberg
Co-Chairman of the Board, Treasurer and          Director
Director

                                                 /s/ Joan K. Shafran
/s/ Charles A. Ratner                            ----------------------------------------
--------------------------------------           Joan K. Shafran
Charles A. Ratner                                Director
President, Chief Executive Officer and
Director (Principal Executive Officer)

/s/ Thomas G. Smith                              /s/ Michael P. Esposito, Jr.
--------------------------------------------     ----------------------------------------
Thomas G. Smith                                  Michael P. Esposito, Jr.
Senior Vice President, Chief Financial Officer   Director
and Secretary (Principal Financial Officer)


/s/ Linda M. Kane                                /s/ Jerry V. Jarrett
--------------------------------------------     ----------------------------------------
Linda M. Kane                                    Jerry V. Jarrett
Vice President and Corporate Controller          Director
(Principal Accounting Officer)

/s/ James A. Ratner                              /s/ Scott S. Cowen
--------------------------------------------     ----------------------------------------
James A. Ratner                                  Scott S. Cowen
Executive Vice President and Director            Director


                                                 /s/ Stan Ross
                                                 ----------------------------------------
/s/ Ronald A. Ratner                             Stan Ross
--------------------------------------------     Director
Ronald A. Ratner
Executive Vice President and Director
                                                 /s/ Louis Stokes
                                                 ----------------------------------------
                                                 Louis Stokes
                                                 Director